UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-2 Home Equity Mortgage Pass-Through Certificates, Series 2003-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-11              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On July 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-2 Home Equity
Mortgage Pass-Through Certificates, Series 2003-2
--------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  July 31, 2003              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on July 25, 2003

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

                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-2
                                Statement to Certificate Holders
                                      July 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        88,760,000.00     80,880,872.44   3,844,201.60    97,394.05     3,941,595.65      0.00       0.00       77,036,670.84
A2        57,440,000.00     47,514,434.61   4,714,451.70    46,920.50     4,761,372.20      0.00       0.00       42,799,982.91
A3        55,568,000.00     55,568,000.00           0.00   335,723.33       335,723.33      0.00       0.00       55,568,000.00
P                100.00            100.00           0.00    46,423.52        46,423.52      0.00       0.00              100.00
AR               100.00              0.00           0.00         0.00             0.00      0.00       0.00                0.00
M1A        9,487,000.00      9,487,000.00           0.00    57,317.29        57,317.29      0.00       0.00        9,487,000.00
M1B1       7,488,000.00      7,488,000.00           0.00    13,322.40        13,322.40      0.00       0.00        7,488,000.00
M1B2       2,000,000.00      2,000,000.00           0.00     3,558.33         3,558.33      0.00       0.00        2,000,000.00
M2A        7,590,000.00      7,590,000.00           0.00    45,856.25        45,856.25      0.00       0.00        7,590,000.00
M2B        7,590,000.00      7,590,000.00           0.00    19,828.88        19,828.88      0.00       0.00        7,590,000.00
BA         8,539,000.00      8,539,000.00           0.00    51,589.79        51,589.79      0.00       0.00        8,539,000.00
BB         8,534,611.00      8,534,611.00           0.00    35,809.81        35,809.81      0.00       0.00        8,534,611.00
X2                 0.00              0.00           0.00         0.00             0.00      0.00       0.00                0.00
TOTALS   252,996,811.00    235,192,018.05   8,558,653.30   753,744.15     9,312,397.45      0.00       0.00      226,633,364.75

X1       252,996,611.00    236,613,800.85           0.00         4.42             4.42      0.00       0.00      229,463,369.90
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1         22541N2X6       911.23110005   43.31006760    1.09727411    44.40734171       867.92103245      A1           1.445000 %
A2         22541N2Y4       827.20115964   82.07610898    0.81686107    82.89297006       745.12505066      A2           1.185000 %
A3         22541N2Z1     1,000.00000000    0.00000000    6.04166661     6.04166661     1,000.00000000      A3           7.250000 %
P          22541N3H0     1,000.00000000    0.00000000        ######        #######     1,000.00000000      P           10.707660 %
AR         22541N3A5         0.00000000    0.00000000    0.00000000     0.00000000         0.00000000      AR          10.707660 %
M1A        22541N3B3     1,000.00000000    0.00000000    6.04166649     6.04166649     1,000.00000000      M1A          7.250000 %
M1B1       22541N4Q9     1,000.00000000    0.00000000    1.77916667     1.77916667     1,000.00000000      M1B1         2.135000 %
M1B2       22541N4R7     1,000.00000000    0.00000000    1.77916500     1.77916500     1,000.00000000      M1B2         2.135000 %
M2A        22541N3D9     1,000.00000000    0.00000000    6.04166667     6.04166667     1,000.00000000      M2A          7.250000 %
M2B        22541N3E7     1,000.00000000    0.00000000    2.61250066     2.61250066     1,000.00000000      M2B          3.135000 %
BA         22541N3F4     1,000.00000000    0.00000000    6.04166647     6.04166647     1,000.00000000      BA           7.250000 %
BB         22541N3G2     1,000.00000000    0.00000000    4.19583388     4.19583388     1,000.00000000      BB           5.035000 %
TOTALS                     929.62443724   33.82909558    2.97926344    36.80835902       895.79534167

X1         22541N3J6       935.24494227    0.00000000    0.00001747     0.00001747       906.98199076      X1           0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


Sec. 4.06(a)(v)        Principal Remittance Amount (Total)                                                             7,150,264.95
                       Group 1                                                                                         3,226,023.47
                       Group 2                                                                                         3,924,241.48

                       Scheduled Principal Payments (Total)                                                              213,384.59
                       Group 1                                                                                           114,478.14
                       Group 2                                                                                            98,906.45

                       Principal Prepayments (Total)                                                                   6,830,050.44
                       Group 1                                                                                         3,044,660.34
                       Group 2                                                                                         3,785,390.10

                       Curtailments (Total)                                                                              107,430.92
                       Group 1                                                                                            66,945.76
                       Group 2                                                                                            40,485.16

                       Cutailment Interest Adjustments (Total)                                                               231.83
                       Group 1                                                                                                98.17
                       Group 2                                                                                               133.66

                       Repurchase Principal (Total)                                                                            0.00
                       Group 1                                                                                                 0.00
                       Group 2                                                                                                 0.00

                       Substitution Amounts (Total)                                                                            0.00
                       Group 1                                                                                                 0.00
                       Group 2                                                                                                 0.00

                       Net Liquidation Proceeds (Total)                                                                        0.00
                       Group 1                                                                                                 0.00
                       Group 2                                                                                                 0.00

                       Other Principal Adjustments (Total)                                                                  -666.83
                       Group 1                                                                                              -137.94
                       Group 2                                                                                              -528.89

                       Gross Interest (Total)                                                                          2,220,726.88
                       Group 1                                                                                           950,095.89
                       Group 2                                                                                         1,270,630.99

                       Recoveries from Prior Loss Determinations (Total)                                                       0.00
                       Group 1                                                                                                 0.00
                       Group 2                                                                                                 0.00

                       Reimbursements of Non-Recoverable Advances Previously Made (Total)                                    166.00
                       Group 1                                                                                                21.00
                       Group 2                                                                                               145.00

                       Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                                    0.00
                       Group 1                                                                                                 0.00
                       Group 2                                                                                                 0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                                 27
                       Group 1                                                                                                   18
                       Group 2                                                                                                    9

                       Balance of Loans with Respect to which Prepayment Penalties were Collected                      1,103,366.88
                       Group 1                                                                                           707,706.28
                       Group 2                                                                                           395,660.60

                       Amount of Prepayment Penalties Collected                                                           46,422.63
                       Group 1                                                                                            27,746.82
                       Group 2                                                                                            18,675.81

                       Beginning Number of Loans Outstanding (Total)                                                          5,747
                       Group 1                                                                                                3,181
                       Group 2                                                                                                2,566

                       Beginning Aggregate Loan Balance (Total)                                                      236,613,900.85
                       Group 1                                                                                       103,855,969.91
                       Group 2                                                                                       132,757,930.94

                       Ending Number of Loans Outstanding (Total)                                                             5,591
                       Group 1                                                                                                3,091
                       Group 2                                                                                                2,500

                       Ending Aggregate Loan Balance (Total)                                                         229,463,469.90
                       Group 1                                                                                       100,629,925.44
                       Group 2                                                                                       128,833,544.46

                       Servicing Fees (Total)                                                                             98,805.89
                       Group 1                                                                                            43,366.18
                       Group 2                                                                                            55,439.71

                       Trustee Fee & Credit Risk Manager Fee (Total)                                                       6,211.11
                       Group 1                                                                                             2,726.22
                       Group 2                                                                                             3,484.90

                       Current Advances (Total)                                                                                 N/A
                       Group 1                                                                                                  N/A
                       Group 2                                                                                                  N/A

                       Aggregate Advances (Total)                                                                               N/A
                       Group 1                                                                                                  N/A
                       Group 2                                                                                                  N/A

Section 4.06(a)(v)     Delinquent Mortgage Loans
                                              Group 1
                                                                                        Principal
                                             Category               Number               Balance               Percentage
                                             1 Month                         23              808,965.07                  0.80 %
                                             2 Month                         10              254,020.59                  0.25 %
                                             3 Month                          3               99,804.34                  0.10 %
                                             Total                       36                1,162,790.00                  1.15 %
                                              Group 2
                                                                                        Principal
                                             Category               Number               Balance               Percentage
                                             1 Month                         36            1,602,223.05                  1.24 %
                                             2 Month                         18            1,040,640.76                  0.81 %
                                             3 Month                         15            1,153,909.62                  0.90 %
                                              Total                          69            3,796,773.43                  2.95 %
                                              Group Totals
                                                                                        Principal
                                             Category               Number               Balance               Percentage
                                             1 Month                         59            2,411,188.12                  1.05 %
                                             2 Month                         28            1,294,661.35                  0.56 %
                                             3 Month                         18            1,253,713.96                  0.55 %
                                              Total                         105            4,959,563.43                  2.16 %
                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies
                                              Group 1
                                                                    Principal
                                              Number                Balance               Percentage
                                                       11               283,836.18                 0.28 %
                                              Group 2
                                                                    Principal
                                              Number                Balance               Percentage
                                                        9               407,600.13                 0.32 %
                                             Group Totals
                                                                    Principal
                                              Number                Balance               Percentage
                                                       20               691,436.31                 0.30 %
                                             * Only Current Bankruptcies are reflected in the table above.

Section 4.06(a)(v)     Foreclosures
                                              Group 1
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %
                                              Group 2
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %
                                             Group Totals
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %

                       REO Properties
                                              Group 1
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %
                                              Group 2
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %
                                             Group Totals
                                                                    Principal
                                              Number                Balance               Percentage
                                                        0                     0.00                 0.00 %

                       Current Realized Losses (Total)                                                                 0.00
                       Group 1                                                                                         0.00
                       Group 2                                                                                         0.00

                       Cummulative Realized Losses - Reduced by Recoveries (Total)                                     0.00
                       Group 1                                                                                         0.00
                       Group 2                                                                                         0.00

Trigger Event          Trigger Event Occurrence (Effective May 2006)                                                     NO
                       (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                           0.65399 %
                       Sr. Enhancement Percentage x 18%                                                           4.24057 %
                                             OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                    0.00 %
                       Cumulative Loss Limit                                                                         6.75 %

O/C Reporting          Targeted Overcollateralization Amount                                                  12,649,840.55
                       Ending Overcollateralization Amount                                                     2,830,105.15
                       Ending Overcollateralization Deficiency                                                 9,819,735.40
                       Overcollateralization Release Amount                                                            0.00
                       Monthly Excess Interest                                                                 1,408,388.35
                       Payment to Class X-1                                                                            4.42






                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
